UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2024 (May 9, 2024)
EMPIRE STATE REALTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36105	37-1645259
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 West 33rd Street,	12th Floor
New York,	New York	10120
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 687-8700
n/a
(Former name or former address, if changed from last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Empire State Realty Trust, Inc.
Class A Common Stock, par value $0.01 per share	ESRT	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a) The 2024 annual shareholders meeting of Empire State Realty Trust, Inc. (the “Company”) was held on May 9,
2024.

(b) The Class A and Class B common stockholders of the Company (i) elected all of the Company’s nominees for director, (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, (iii) approved the Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2024 Equity Incentive Plan and (iv) ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the meeting were as follows:

(i) Election of Directors:

Nominees	For	Against	Abstained	Broker Non-Votes
Anthony E. Malkin	161,339,116	6,529,970	211,542	6,207,856
Thomas J. DeRosa	162,995,540	4,982,320	102,768	6,207,856
Steven J. Gilbert	142,176,533	25,805,663	98,432	6,207,856
S. Michael Giliberto	165,630,943	2,351,144	98,541	6,207,856
Patricia S. Han	166,141,614	1,840,963	98,051	6,207,856
Grant H. Hill	166,156,270	1,835,919	88,439	6,207,856
R. Paige Hood	166,138,427	1,842,210	99,991	6,207,856
James D. Robinson IV	162,338,949	5,632,333	109,346	6,207,856
Christina Van Tassell	167,603,343	374,650	102,635	6,207,856
Hannah Y. Yang	167,601,154	381,733	97,741	6,207,856

(ii) Approval, on a non-binding advisory basis, of the compensation of the named executive officers:

For	Against	Abstained	Broker Non-Votes
161,205,392	6,674,197	201,039	6,207,856

(iii) Approval of the Empire State Realty Trust, Inc. Empire State Realty OP, L.P. 2024 Equity Incentive Plan:

For	Against	Abstained	Broker Non-Votes
139,578,840	28,362,181	139,607	6,207,856

(iv) Ratification of the Appointment of Ernst & Young LLP as the independent registered public accounting                                      firm for the fiscal year ending December 31, 2024:

For	Against	Abstained	Broker Non-Votes
172,986,509	1,141,983	159,992	n/a

With respect to the preceding matters, holders of Class A common stock were entitled to one vote per share, and holders of Class B common stock were entitled to 50 votes per share, so long as such Class B common stockholder continued to own 49 operating partnership units in Empire State Realty OP, L.P. for each such share of Class B common stock. Holders of Class A common stock and Class B common stock voted together as a single class on the matters covered at the meeting, and their votes were counted and totaled together.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE STATE REALTY TRUST, INC. (Registrant)

Date: May 15, 2024	By:	/s/ Stephen V. Horn
	Name:	Stephen V. Horn
	Title:	Executive Vice President, Chief Financial Officer & Chief Accounting Officer